Exhibit 10.1

SECOND AMENDMENT TO LEASE

1.                                      PARTIES

1.1                               THIS AGREEMENT made the 16th day of March, 2015 is between MACK-CALI CHESTNUT RIDGE L.L.C. (“Landlord”) whose address is c/o Mack-Cali Realty Corporation, 343 Thornall Street, P.O. Box 7817, Edison, New Jersey 08818-7817 and EAGLE PHARMACEUTICALS, INC. (“Tenant”), whose address is 50 Tice Boulevard, Woodcliff Lake, New Jersey.

2.                                      STATEMENT OF FACTS

2.1                               Landlord and Tenant previously entered into a Lease Agreement dated May 28, 2013, as amended by a First Amendment to Lease dated July 1, 2013 (hereinafter collectively referred to as the “Lease”) covering 9,906 gross rentable square feet on the third (3rd) floor (“Existing Premises”) in the building located at 50 Tice Boulevard, Woodcliff Lake, New Jersey (“Building”); and

2.2                               The Term of the Lease expires on May 31, 2015; and

2.3                               Tenant desires to expand the Existing Premises by leasing 5,267 gross rentable square feet on the third (3rd) floor of the Building (“Expansion Premises”), as shown on Exhibit A attached hereto and made a part hereof; and

2.4                               The parties desire to extend the Term of the Lease for a period to commence on June 1, 2015; and

2.5                               The parties desire to amend certain terms of the Lease as set forth below.

3.                                      AGREEMENT

NOW, THEREFORE, in consideration of the terms, covenants and conditions hereinafter set forth, Landlord and Tenant agree as follows:

3.1                               The above recitals are incorporated herein by reference.

3.2                               All capitalized and non-capitalized terms used in this Agreement which are not separately defined herein but are defined in the Lease shall have the meaning given to any such term in the Lease.

3.3                               The Term applicable to the Expansion Premises shall commence on the Effective Date (as defined below) and shall terminate at 11:59 p.m. on June 30, 2020 (“Expiration Date’).

3.4                               The effective date applicable to the Expansion Premises (the “Effective Date”) shall be the earlier of: (i) the day Landlord substantially completes The Work (defined in Section 3 of Exhibit B hereof) pursuant to Exhibit B, attached hereto and made part hereof, but subject to The Work passing inspection to allow for occupancy of the Expansion Premises, which shall be later evidenced by the issuance of a temporary or final certificate of occupancy, or (ii) the date Tenant or anyone claiming under or through Tenant shall occupy the Expansion Premises; provided that it is understood that Tenant’s entry into the Expansion Premises under Sections 13.a.-b. of Exhibit B shall not constitute occupancy of the Expansion Premises by Tenant. Landlord, however, shall exercise reasonable efforts to advise Tenant, either in writing or orally, of Landlord’s good faith estimate of the Effective Date at least five (5) days before such estimated date. Landlord’s failure to comply with the immediately preceding sentence shall neither be a breach, default or violation of the Lease by Landlord nor postpone, delay or defer the Effective Date, it being understood that Landlord’s willingness to provide such estimate to Tenant is merely a courtesy and Tenant shall have no recourse against Landlord if the estimate is not furnished or if the estimate is inaccurate.

3.5                               From and after the Effective Date, the following shall be effective:

a.                                      Landlord shall lease to Tenant and Tenant shall hire from Landlord the Expansion Premises, subject to the next sentence, in its “AS-IS” condition, as shown on Exhibit A attached hereto and made part hereof. Landlord shall have no obligation to perform any tenant improvement work or grant any tenant allowance, except as set

EXECUTION

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forth in Exhibit B hereof.

b.                                      The Premises shall be defined as 15,173 gross rentable square feet on the third (3rd) floor of the Building and Paragraph 5 of the Basic Lease Provisions to the Lease shall be deemed amended accordingly.

c.                                       Tenant shall pay to Landlord an additional Security Deposit in the amount of $24,140.42, which shall be due and payable upon Tenant’s execution and delivery of this Agreement.

d.                                      In addition to the Fixed Basic Rent payable applicable to the Existing Premises, Tenant shall pay Landlord Fixed Basic Rent applicable to the Expansion Premises which shall accrue as follows and Paragraph 7 of the Basic Lease Provisions to the Lease shall be deemed amended accordingly:

Term	Annual Rate	Monthly Installments	Annual Rate Per Rentable Sq. Ft.
Effective Date - Expiration Date	$144,842.50	$12,070.21	$27.50

Notwithstanding the foregoing, provided that the Lease is in full force and effect and Tenant has complied with each of its obligations thereunder, Tenant shall have no obligation to pay the Monthly Installments of Fixed Basic Rent applicable to the Expansion Premises for the first (1st), second (2nd) and third (3rd) full calendar months of the Term for the Expansion Premises.

If the Effective Date is a day other than the first day of a calendar month, then the first Monthly Installment of Fixed Basic Rent payable by Tenant shall be prorated.

e.                                       Tenant’s Percentage applicable to the Expansion Premises shall be 2.24% (5,267/235,000=2.24%).

f.                                        Tenant shall pay Landlord, as Additional Rent, Tenant’s Percentage applicable to the Expansion Premises of the increased cost to Landlord for each of the categories set forth in Exhibit G of the Lease Tax and Operating Cost Rider over the Base period Costs, as modified by Section 3.5g. hereof.

g.                                       The Calendar Year applicable to the Expansion Premises shall be the calendar year 2015 and Paragraph 3 of the Basic Lease Provisions to the Lease shall be deemed amended accordingly.

h.                                      Tenant shall pay Landlord the cost of electricity consumed within the Expansion Premises in accordance with Exhibit H of the Lease Electricity Rider.

i.                                          The number of parking spaces as set forth in Paragraph 10 of the Basic Lease Provisions to the Lease shall be increased by twenty-one (21) unassigned parking spaces. After a garage space becomes available for leasing by Landlord to Tenant, Landlord shall, orally or in writing as determined by Landlord, offer Tenant the right to lease such garage space at Landlord’s standard rates and pursuant to Landlord’s standard conditions.

3.6                               The Term applicable to the Existing Premises shall be extended for a period (“Extension Term”) commencing on June 1, 2015 and expiring at 11:59 p.m. on the Expiration Date, and Paragraph 6 of the Basic Lease Provisions and Paragraph 11 of the Definitions to the Lease shall be deemed amended accordingly.

3.7                               Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Existing Premises, subject to the following sentence, in its “AS-IS” condition for the Extension Term, as defined herein, under the terms and conditions set forth herein. Landlord shall have no obligation to perform any tenant improvement work in the Existing Premises or grant any tenant allowance, except as set forth in Exhibit B hereof.

3.8                               Commencing on June 1, 2015, the following shall be effective:

a.                                      The Fixed Basic Rent applicable to the Existing Premises shall be as follows and Paragraph 7 of the Basic Lease Provisions to the Lease shall be deemed amended

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accordingly:

Term	Annual Rate	Monthly Installments	Annual Rate Per Rentable Sq. Ft.
June 1, 2015 – Expiration Date	$272,415.00	$22,701.25	$27.50

Notwithstanding the foregoing, provided that the Lease is in full force and effect and Tenant has complied with each of its obligations thereunder, Tenant shall have no obligation to pay the Monthly Installments of Fixed Basic Rent applicable to the Existing Premises for the first (1st) full calendar month of the Extension Term for the Existing Premises.

b.                                      Tenant shall continue to pay Landlord, as Additional Rent, Tenant’s Percentage applicable to the Existing Premises of the increased cost to Landlord for each of the categories set forth in Exhibit G of the Lease Tax and Operating Cost Rider over the Base Period Costs, as modified by Section 3.8d. hereof.

c.                                       Tenant shall continue to pay Landlord the cost of electricity consumed within the Existing Premises in accordance with Exhibit H of the Lease Electricity Rider.

d.                                      The Calendar Year applicable to the Existing Premises shall be the calendar year 2015 and Paragraph 3 of the Basic Lease Provisions to the Lease shall be deemed amended accordingly. Prior to June 1, 2015, the Calendar Year shall continue to be the calendar year 2013.

3.9                               Section 3.11 of the Lease shall remain in full force and effect, except that: (i) the Additional Space shall be the 2,232 gross rentable square foot portion of the third (3rd) floor of the Building adjacent to the Expansion Premises, as shown on Exhibit C hereof, (ii) all references to “Commencement Date” in Section 3.11 of the Lease shall mean the Effective Date and (iii) the dollar figure “ten dollars ($10.00)” in Section 3.11a.i.C.(b) of the Lease shall be increased to “twenty dollars ($20.00)”. If Tenant has exercised its option for the Additional Space within the period beginning on the Effective Date and ending on the day prior to the first (1st) anniversary of the Effective Date, Tenant shall have no obligation to pay the Monthly Installments of Fixed Basic Rent applicable to the Additional Space for the first (1st), second (2nd) and third (3rd) full calendar months of the Term for the Additional Space. Tenant agrees that the free Fixed Basic Rent referenced in the immediately preceding sentence and the tenant improvement allowance referenced in Section 3.9(iii) hereof shall both be equitably prorated based on the remaining term applicable to the Additional Space as reasonably determined by Landlord. If the Tenant exercises the Termination Option under Section 3.10 hereof, then, the option under Section 3.11 of the Lease for the Additional Space shall be null and void.

3.10                        TERMINATION OPTION:

Notwithstanding anything to the contrary contained herein, Tenant shall have a one-time option to terminate the Lease (“Termination Option”) in accordance with the following terms and conditions:

a.                                           If Tenant desires to exercise the Termination Option, Tenant shall give Landlord irrevocable written notice (“Termination Notice”) of Tenant’s exercise of this Termination Option, which shall be delivered by certified mail which Termination Notice must be received by Landlord no later than the date that is twelve (12) full months prior to the Termination Date. TIME IS OF THE ESSENCE with respect to Landlord’s receipt of the Termination Notice and all other deadlines in this Article.

b.                                           If Tenant gives the Termination Notice and complies with all the provisions in this Article, the Lease shall terminate at 11:59 p.m. on May 31, 2018 (the “Termination Date”).

c.                                            In consideration for Tenant’s termination of this Lease, Tenant shall pay Landlord $246,176.38 (“Termination Fee”) simultaneously with the Termination Notice sent by Tenant to Landlord.

d.                                           Tenant’s obligations to pay Fixed Basic Rent, Additional Rent, and any other costs or charges under this Lease, and to perform all other Lease obligations for the period up to and including the Termination Date, shall survive the termination of this Lease.

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e.                                            Notwithstanding the foregoing, if at any time during the period on or after the date on which Tenant shall exercise its Termination Option, up to and including the Termination Date, Tenant shall be in default of this Lease, beyond any applicable notice and cure periods, then Landlord may elect, but is not obligated, to: (i) cancel and declare null and void Tenant’s exercise of the Termination Option and this Lease shall continue in full force and effect for the full Term hereof unaffected by Tenant’s exercise of the Termination Option and/or (ii) retain the Termination Fee as a credit against any and all damages and expenses related directly or indirectly to the Lease default and apply the remaining balance, if any, of the Termination Fee towards the next payments of Fixed Basic Rent then coming due until the Termination Fee is fully expended. If Landlord does not cancel Tenant’s exercise of the Termination Option after Tenant’s default, Tenant shall cure any default and this obligation shall survive the Termination Date. If: (a) Landlord exercises its option under Section 3.10e.(ii) hereof and (b) Landlord applies the Termination Fee against the damages and expenses related directly or indirectly to the Lease default, and a portion of the Termination Fee remains unexpended after such application, then, so long as: (I) no other default under the Lease exists and (II) Landlord receives from Tenant, within five (5) days (TIME BEING OF THE ESSENCE) after Landlord’s demand therefor, a written acknowledgment executed by Tenant, in form satisfactory to Landlord, confirming that Tenant’s exercise of the Termination Option is null and void and that the Lease shall continue in full force and effect for the full Term, unaffected by Tenant’s exercise of the Termination Option, Landlord shall, in that case, refund to Tenant such remaining unexpended portion of the Termination Fee.

f.                                             In the event Tenant exercises the Termination Option, Tenant covenants and agrees to surrender full and complete possession of the Premises to Landlord on or before the Termination Date vacant, broom-clean, in good order and condition, and, in accordance with the provisions of this Lease, and thereafter the Premises shall be free and clear of all leases, tenancies, and rights of occupancy of any entity claiming by or through Tenant.

g.                                            If Tenant shall fail to deliver possession of the Premises on or before the Termination Date in accordance with the terms hereof, Tenant shall be deemed to be a holdover Tenant from and after the Termination Date, and in such event all covenants and terms of Article 19 of the Lease shall apply, except that the 150% figure in Article 19 of the Lease shall be increased to 200%. Tenant shall also be liable to Landlord for all costs and expenses incurred by Landlord in securing possession of the Premises. Landlord may accept any such sums from Tenant without prejudice to Landlord’s right to evict Tenant from the Premises by any lawful means.

h.                                           Subject to Landlord’s right to cancel and declare null and void Tenant’s exercise of the Termination Option pursuant to Section 3.10 e. above, if Tenant properly and timely exercises the Termination Option, the Lease shall cease and expire on the Termination Date with the same force and effect as if said Termination Date were the date originally provided in this Lease as the Expiration Date of the Term hereof.

i.                                               If this Lease has been assigned or, at the time Tenant give Landlord the Termination Notice, is subject to a sublease for a sublease term that runs beyond the Termination Date, then, this Termination Option and any Termination Notice given hereunder shall be deemed null and void and neither Tenant, the assignee nor such subtenant shall have the right to exercise such option during the term of such assignment or sublease.

j.                                              If Tenant exercises its option under Section 3.11 of the Lease, (as modified by Section 3.9 hereof), this Termination Option shall be null and void.

3.11                        As of the date hereof: (i) Section 3.7 of the Lease dated May 28, 2013 shall be null and void and (ii) Article 31 of the Original Lease (defined in Section 2.1 of the Lease dated May 28, 2013) shall be reinstated in full, except that all references to the Expiration Date in said Article 31shall mean June 30, 2020 and all references to the Renewal Term in said Article 31 shall mean the five (5) year period beginning on July 1, 2020 and ending on June 30, 2025.

3.12                        No later than thirty (30) days after the determination of the Effective Date, the parties shall memorialize the Effective Date in writing.

3.13                        Landlord and Tenant represent and warrant to the other that it has dealt with no broker in connection with this transaction, except for Savills Studley, Inc., and Landlord and Tenant agree to indemnify and hold the other harmless from any and all claims of any other broker arising out of or in connection with negotiations of, or entering into of, this Agreement based

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upon any dealings that the other broker had with the indemnifying party.

3.14                        Tenant agrees not to disclose the terms, covenants, conditions or other facts with respect to this Agreement, including the Fixed Basic Rent and Additional Rent, to any person, corporation, partnership, association, newspaper, periodical or other entity, except: (i) to Tenant’s accountants, advisors, or attorneys handling any litigation concerning this Agreement or (ii) as required by law. Tenant agrees that said accountants, advisors, or attorneys (except to the extent necessary to handle any litigation concerning this Agreement) shall be required to keep the terms of this Agreement confidential. This non-disclosure and confidentiality agreement will be binding upon Tenant without limitation as to time, and a breach of this paragraph will constitute a material breach by Tenant under this Agreement and the Lease. In addition, Tenant’s employees, contractors, etc. shall keep all of the terms and conditions of this Agreement, including any billing statements and/or any backup supporting those statements, confidential.

3.15                        Tenant, to the best of its knowledge, information and belief, as of the date hereof, hereby represents to Landlord that (i) there exists no default under the Lease either by Landlord or Tenant; (ii) Tenant is entitled to no credit, free rent or other offset or abatement of the rents due under the Lease, except as set forth in Sections 3.5 d. and 3.8a. hereof; and (iii) there exists no offset, defense or counterclaim to Tenant’s obligations under the Lease. Landlord, to the best of its knowledge, information and belief, as of the date hereof, hereby represents to Tenant that there exists no default under the Lease either by Landlord or Tenant.

3.16                        Article 29 Relocation of the Lease, as modified by Section 3.10 thereof, is hereby further amended to provide that any Relocation Space shall not be below the first (1st) floor of either the Building or 300 Tice Boulevard, Woodcliff Lake, New Jersey.

3.17                        Except as expressly amended herein, the Lease shall remain in full force and effect as if the same had been set forth in full herein, and Landlord and Tenant hereby ratify and confirm all of the terms and conditions thereof.

3.18                        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

3.19                        Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

This Agreement may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed original. All such fully executed counterparts will collectively constitute a single agreement. Tenant expressly agrees that if the signature of Landlord and/or Tenant on this Agreement is not an original, but is a digital, mechanical or electronic reproduction (such as, but not limited to, a photocopy, fax, e-mail, PDF, Adobe image, JPEG, telegram, telex or telecopy), then such digital, mechanical or electronic reproduction shall be as enforceable, valid and binding as, and the legal equivalent to, an authentic and traditional ink-on-paper original wet signature penned manually by its signatory.

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands the date and year first above written, and acknowledge one to the other that they possess the requisite authority to enter into this transaction and to sign this Agreement.

LANDLORD:		TENANT:

MACK-CALI CHESTNUT RIDGE L.L.C.		EAGLE PHARMACEUTICALS, INC.

By:	Mack-Cali Realty, L.P., sole member

By:	Mack-Cali Realty Corporation, general partner

By:	/s/ Christopher M. DeLorenzo	By:	/s/ David E. Riggs
	Christopher M. DeLorenzo		Name: David E. Riggs
	Senior Vice President of Leasing		Title: CFO

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EXHIBIT B

LANDLORD’S WORK

NOTES

RE:                           Workletter Agreement for office space on the third (3rd) floor at 50 Tice Boulevard, Woodcliff Lake, New Jersey.

, 2015

TENANT:

EAGLE PHARMACEUTICALS, INC.

You (“Tenant”) and we (“Landlord”) are executing a written lease amendment (“Amendment”), covering the Expansion Premises and the Existing Premises (collectively, the “Premises”), as more particularly described in the Amendment.

With respect to the construction work being conducted in or about the Premises, each party agrees to be bound by the approval and actions of their respective construction representatives. Unless changed by written notification, the parties hereby designate the following individuals as their respective construction representatives:

FOR LANDLORD:	FOR TENANT:

Francis Shea, VP of Development	Brian Tobiasz, President
c/o Mack-Cali Realty Corporation	Tobiasz Management
Mack-Cali Centre II	41 Stonehouse Road, Suite 103
650 From Road, Suite 220	Basking Ridge, NJ 10920
Paramus, New Jersey 07652- 3517	908.340.4777
(201)967-1544	btobiasz@walshcompany.com
fshea@mack-cali.com

To induce Tenant to enter into this Amendment (which is hereby incorporated by reference) and in consideration of the covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.                                      Landlord shall have its architect prepare the following architectural and mechanical drawings and specifications based upon the sketch layout and the Construction and Finish Matrix supplied to Landlord by Tenant, attached hereto and made a part hereof, upon full execution of this Lease.

a.                                      Architectural drawings and specifications for Tenant’s partition layout, reflected ceiling, placement of electrical outlets and other installations for the work to be done by Landlord.

b.                                      Mechanical plans and specifications where necessary for installation of air conditioning systems, ductwork and heating.

All such plans and specifications are expressly subject to Landlord’s written approval and Tenant’s written approval, which approval of both Landlord and Tenant shall not be unreasonably withheld, conditioned or delayed.

2.                                      Landlord agrees to cause the plans to be delivered to Tenant on or before the fifteenth (15th) day after Tenant’s approved sketch layout. Tenant agrees to either approve said plans by initialing and returning same to Landlord within seven (7) days of Tenant’s receipt of the plans or notify Landlord in writing, within five (5) days of Tenant’s receipt of the plans, in reasonable detail of (a) the aspects of the plans to which Tenant has reasonable objections and (b) the proposed revisions to the plans that Tenant requests. Tenant agrees that any such proposed revisions must be consistent with Tenant’s approved sketch layout. Landlord shall then cause revised plans to be delivered promptly to Tenant and Tenant shall approve said revised plans by initialing and returning same to Landlord within three (3) business days after Tenant’s receipt of said revised plans. Upon approval of the plans, or revised plans, as the case may be, initialed by Tenant, Landlord shall file said plans with the appropriate governmental agencies. In connection with and at a cost to be included in The Work, Landlord shall apply for any required building permit or other required permits from the appropriate government official. Tenant’s approval of the plans shall be deemed full authorization by Tenant for Landlord to procure bids as hereinafter provided. Following the approval by Tenant of the plans, Landlord shall procure and deliver to Tenant at least three (3) bids (the “Bids”) from subcontractors, for only the major trades, for the construction and performance of the The Work based upon the approved plans, on or before the date which is fifteen (15) business days following the approval date of the plans (the “Bid Procurement Date”). Tenant shall reasonably cooperate with Landlord, its employees, agents, architect, engineers and all other parties involved (or which may be involved) in the The Work and shall make Tenant’s construction representative available at all reasonable times to facilitate the procurement of such Bids on or before the Bid Procurement Date. Landlord shall assemble the various Bids for review and recommend approval by Tenant of the lowest, qualified bid for each trade and subcontract. Tenant acknowledges that Landlord shall not be responsible for any delays in the performance of the The Work caused by Tenant’s failure to approve Bids by the Bid Approval Date (hereinafter defined). Tenant shall review the Bids and deliver to Landlord written notice of Tenant’s selection of the recommended Bids (the “Approved Bids”) (which shall be deemed approval by Tenant of the subcontractors (the “Subcontractors”) which submitted the Approved Bids) within five (5) business days following the date upon which Landlord delivered the Bids to Tenant (the “Bid Approval Date”). Tenant’s approval of the recommended Bids shall be deemed full authorization by Tenant for Landlord to proceed with the commencement of The Work in accordance with this Exhibit B. Landlord shall engage the Subcontractors and shall perform or cause to be performed The Work depicted on the plans promptly following Tenant’s selection of the Approved Bids as set forth above.

3.                                      Landlord agrees, at its expense and without charge to Tenant (unless otherwise provided in this Exhibit B), to do the work in the Premises as shown on the plans which shall hereinafter be referred to as “The Work”. The Work shall include Landlord’s general conditions and overhead amounts. “Building Standard” shall mean the type and grade of material, equipment and/or device designated by Landlord as standard for the Building (except as provided in the attached Construction and Finish Matrix) set forth on the Description of Materials (attached hereto and made a part hereof). All items included in The Work are Building Standard unless otherwise noted. The provisions of Article 5 of the Lease shall apply to any alterations made to the Premises after the initial work to be performed herein.

4.                                      Landlord has estimated the cost of The Work based upon the plans and specifications submitted to Landlord by Tenant. Against such estimated cost, Landlord shall credit an allowance of $261,430.00 of which only $45,589.50 may be used for Soft Costs (hereinafter defined). “Soft Costs” shall mean the fees and expenses of architects, engineers, construction consultants and telecommunication consultants incurred in connection with The Work and the costs of labor and materials paid in connection with The Work for the installation of moveable partitions, business and trade fixtures, machinery, equipment, cabling, wiring, furniture, furnishings and other articles of personal property. The remaining balance, if any, shall be deemed Additional Rent and paid by Tenant as follows: (i) fifty percent (50%) upon Tenant’s execution and delivery of this Amendment and (ii) fifty percent (50%) upon Landlord’s substantial completion of The Work applicable to the Expansion Premises and prior to Tenant’s occupancy of the Expansion Premises. Tenant may submit invoices to Landlord for direct payment of Soft Costs (but not in excess of the Soft Costs limitation set forth above) contracted for by Tenant or for reimbursement to Tenant for Soft Costs (but not in excess of the Soft Costs limitation set forth above) paid for by Tenant. Any portion of the allowance not utilized by Tenant within one (1) year after the date of this Amendment shall be deemed forfeited by Tenant, and Landlord shall have no further obligation to provide any allowance under this Amendment. After receipt by Landlord from Tenant of a written notice specifically referencing this sentence, Landlord shall give Tenant a copy of the invoices and other bills that Landlord then possesses for the costs of The Work against which the aforementioned allowance was credited.

5.                                      All low partitioning, workstation modules, bank screen partitions and prefabricated partition systems shall be furnished and installed by Tenant.

6.                                      The installation or wiring of telephone and computer (data) outlets is not part of The Work. Tenant shall bear the responsibility to provide its own telephone and data systems at Tenant’s sole cost and expense. Upon expiration or sooner termination of the Lease, Tenant shall remove all telephone and data equipment and wiring from the Premises and the Building risers upon vacation of same.

7.                                      Changes in The Work, if necessary or requested by the Tenant, shall be accomplished after submission of Tenant’s final approved sketch layout, and without invalidating any part of the Lease or Workletter Agreement, by written agreement between Landlord and Tenant hereinafter referred to as a Change Order. Each Change Order shall be prepared by Landlord and signed by both Tenant and Landlord stating their agreement upon all of the following:

a.                                      The scope of the change in The Work; and

b.                                      The cost of the change; and

c.                                       Manner in which the cost will be paid or credited; and

d.                                      The estimated extent of any adjustment to the Effective Date (if any) as a result of the change in The Work.

Each and every Change Order shall be signed by Landlord’s and Tenant’s respective construction representatives. In no event shall any Change Order(s) be permitted without such authorizations. A 10% overhead/supervision charge will be added to the cost of any Change Order and to the cost of any other work to be performed by Landlord in the Premises after Landlord’s completion of The Work. If Tenant shall fail to approve any such Change Order within one (1) week, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. Any increase in the cost of The Work or the change in The Work stated in a Change Order which results from Tenant’s failure to timely approve and return said Change Order shall be paid by the Tenant. Tenant agrees to pay to Landlord the cost of any Change Order promptly upon receipt of an invoice for same.

8.                                      If Tenant elects to use the architect suggested by Landlord, this architect becomes the Tenant’s agent solely with respect to the plans, specifications and The Work. If any change is made after completion of schematic drawings and prior to completion of final construction documents which result in a Change Order and additional costs, such costs, to the extent not covered by the allowance, shall be the responsibility of the Tenant.

9.                                      Prior to Tenant’s occupancy of the Expansion Premises, Tenant shall identify and list any portion of The Work which does not conform to this Workletter Agreement (“Punch List”). The Landlord shall review with the Tenant all of the items so listed and promptly correct or complete any portion of The Work which fails to conform to the requirements of this Workletter Agreement.

10.                               The terms contained in the Amendment (which include all exhibits attached thereto) constitute Landlord’s agreement with Tenant with respect to the work to be performed by Landlord on Tenant’s behalf. If the architectural drawings are in conflict with the terms of the Amendment, then the Lease shall be deemed the controlling document.

11.                               All materials and installations constructed for the Tenant within the Premises shall become the property of the Landlord upon installation. No refund, credit or removal of said items is to be permitted at the termination of the Lease. Items installed that are not integrated in any such way with other common building materials do not fall under this provision (e.g. shelving, furniture, etc.) and shall be the property of Tenant.

12.                               It is agreed that notwithstanding the date provided in the Lease for the Effective Date, the term applicable to the Expansion Premises shall not commence until Landlord has “substantially completed” all work to be performed by Landlord in the Expansion Premises as hereinbefore set forth in Paragraph 3 above and as set forth in the Amendment; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

a.                                      Tenant’s failure to approve the plans and specifications in accordance with Paragraph 2 hereof or failure or omission to select the Approved Bids by the Bid Approval Date;

b.                                      Tenant’s failure to furnish interior finish specifications, i.e., paint colors, carpet selection, etc., to Landlord by the fifth (5th) working day after Landlord has approved the plans and specifications submitted by Tenant referred to in Paragraph 2 hereof;

c.                                       Tenant’s request for materials, finishes or installations other than Landlord’s Building Standard;

d.                                      Tenant’s changes in any of the Bids, Approved Bids or in The Work or Tenant’s request for additional Bids;

e.                                       The performance of a person, firm, partnership or corporation employed by Tenant and the completion of the said work by said person, firm, partnership or corporation;

f.                                        Any act or omission of Tenant which delays a Subcontractor, The Work or governmental inspections and approvals, including, if necessary and without limitation, failure to install furniture and/or failure to obtain low voltage wiring permits;

g.                                       Any default by Lessee under the Lease, including, but not limited to, Tenant’s failure to deliver the Security Deposit to Landlord, or Tenant’s failure to provide Landlord with evidence of insurance;

then the Effective Date of the term for the Expansion Premises of said Lease shall be accelerated by the number of days of such delay and Tenant’s obligation to pay Fixed Basic Rent and Additional Rent shall commence as of such earlier date.

13.                               Landlord shall permit Tenant and its agents to enter the Expansion Premises prior to the Effective Date in order that Tenant may perform through its own non-union contractors (or union contractor if required by Landlord) such other work and decorations as Tenant may desire at the same time Landlord’s contractors are working in the Expansion Premises. The foregoing license to enter prior to the Effective Date, however, is conditioned upon:

a.                                      Tenant’s workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord’s mechanics or contractors or by any other Tenant or its mechanics or contractors; and

b.                                      Tenant providing Landlord with evidence of Tenant’s contractors and subcontractors carrying such worker’s compensation, general liability, personal and property insurance as required by law and in amounts no less than the amounts set forth in Article 22 of the Lease. If at any time such entry shall cause disharmony or interference therewith, this license may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant. Such entry shall be deemed controlled by all of the terms, covenants, provisions and conditions of said Lease, except as to the covenant to pay Fixed Basic Rent and Additional Rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s decorations or installations so made prior to the Effective Date, the same being solely at Tenant’s risk.

14.                               No part of the Expansion Premises shall be deemed unavailable for occupancy by the Tenant, or shall any work which the Landlord is obligated to perform in such part of the Expansion Premises be deemed incomplete for the purpose of any adjustment of Fixed Basic Rent payable hereunder, solely due to the non-completion of details of construction, decoration or mechanical adjustments which are minor in character and the non-completion of which does not materially interfere with the Tenant’s use of such part of the Expansion Premises.

15.                               Tenant is responsible for all costs related to the repairs and maintenance of any additional or supplemental HVAC systems, appliances and equipment installed to meet Tenant’s specific requirements, however the cost of the installation and acquisition of any additional or supplemental HVAC systems may be paid out of the allowance referenced in Section 4 hereof (subject to the Soft Costs limitation), so long as and to the extent said allowance (subject to the Soft Costs limitation) has not been fully expended and is sufficient to pay said costs for the installation and acquisition of any of said additional or supplemental HVAC systems. Tenant shall purchase a service contract for this equipment so that the equipment is covered by such service contract each year of the term of the Lease and shall forward a copy of such contract to Landlord.

16.                               If construction is to occur in the Existing Premises, Tenant shall be liable for all costs associated with a delay, to the extent not covered by the allowance, if Tenant shall fail to comply with a submitted construction schedule to relocate personnel, furniture, or equipment, provided that such construction schedule is consistent with the terms of Section 19 below. These costs shall include, but not be limited to the following:

a.                                      cost of construction workers time wasted; and

b.                                           cost of any overtime work necessary to meet schedule deadlines; and

c.                                            any other costs associated with delays in final completion.

17.                               This workletter is based on the quantities and specifications listed on the attached Construction and Finish Matrix and Description of Materials. Any change to these specifications shall require the recalculation of the construction costs. Such recalculation shall not negate any other section of the Lease.

18.                               All sums payable by Tenant to Landlord in connection with this Exhibit B and any other work to be performed by Landlord within the Premises and billable to Tenant shall be deemed Additional Rent.

19.                               In connection with any of The Work to be performed by Landlord within the Existing Premises (collectively, the “Existing Premises Landlord Work”), Tenant shall permit Landlord access to the Existing Premises to perform such Existing Premises Landlord Work on the terms set forth in this Section 19, without such Existing Premises Landlord Work constituting an eviction or otherwise entitling Tenant to any abatement, reduction or modification of the Fixed Basic Rent or Additional Rent due under the Lease. Tenant shall, at its expense, reasonably cooperate with Landlord during the performance of such Existing Premises Landlord Work by relocating all personnel, furniture, and equipment as necessary. In performing the Existing Premises Landlord Work, Landlord shall endeavor to exercise reasonable efforts to minimize any material interruption, material inconvenience or material interference of Tenant’s normal business operations in the Existing Premises.

-END-

EXHIBIT B

Workletter for office space within the building between Lessor and Lessee.

Mack-Cali Chestnut Ridge L.L.C.

c/o Mack-Cali Realty L.P.

CONSTRUCTION WORKLETTER

Lessee	Eagle Pharmaceutical-ren/exp	Property	CH	Square Feet	15,173
Location	50 Rice Blvd	Job#		Floor	3
Date	3/2/15	Year	2015	Lease Date
Drawings	Test-fit dated 02/04/15 prepared by Jenkins	PM#	18	Lease Rep.	CD
	Gray
File Name	Eagle Pharmaceutical 030215	Tenant ID		Proj. Mgr.	AK
Former Tenant	TIP/Turner
Projected Occupancy

GL#	DESCRIPTION	ESTIMATE	COST/SF
5502	ARCHITECT / ENGINEER / EXPEDITOR	$14,187	$0.94
5503	BLUE PRINTS	$220	$0.01
5504	BUILDING PERMIT	$4,400	$0.29
5505	DEMOLITION	$13,870	$0.91
5507	REFUSE CONTAINERS	$6,600	$0.43
5512	LABOR	$4,950	$0.33
5524	SUPPLIES	$1,980	$0.13
5524	LANDSCAPING / SITEWORK	$0	$0.00
5524	CONCRETE / MASONRY	$1,003	$0.07
5524	ROOFING	$1,430	$0.09
5524	MISCELLANEOUS SPECIALTIES	$0	$0.00
5526	MILLWORK	$25,850	$1.70
5530	DRYWALL / CARPENTRY	$41,183	$2.71
5532	PLUMBING	$14,179	$0.93
5533	ELECTRIC	$108,471	$7.15
5535	HVAC	$50,495	$3.33
5538	FOLDING / PARTITION DOORS	$0	$0.00
5540	DOORS / FRAMES / HARDWARE	$19,476	$1.28
5542	CEILINGS	$16,855	$1.11
5544	CERAMIC TILE / STONE	$13,925	$0.92
5546	TOILET PARTITIONS	$0	$0.00
5550	TOILET & BATH ACCESSORIES	$0	$0.00
5552	APPLIANCES	$0	$0.00
5558	FINAL CLEANING	$1,513	$0.10
5560	WINDOW BLINDS	$0	$0.00
5563	ACCESS FLOORING	$0	$0.00
5564	FLOOR FINISHES	$74,226	$4.89
5565	WALL FINISHES	$20,093	$1.32
5563	GLAZING / WINDOWS	$1,100	$0.07
5572	FIRE SYSTEMS	$5,632	$0.37
5574	SPRINKLERS	$11,248	$0.74
5575	MISCELLANEOUS METALS / STAIRS	$0	$0.00
	SUB TOTAL	$452,884	$29.85
	OVERHEAD/SUPERVISION	$45,288	$2.98
	TOTAL	$498,I72	$32.83

PAYMENT SCHEDULE:  50% on Execution, 50% on Substantial Completion

NOTES:

1) EXISTING CONDITIONS-2x4 Parabolic Fixtures;2x4 3 Cell Fixtures; Glass Door in Aluminum Frame

2) INCLUDES-Applicable Taxes; Wood Veneer Wall Panel System in Reception Area; Kitchen Sink w/Plastic Laminate Cabinetry ;New Island Plastic Laminate Countertop w/ Base Cabinets;New 2x2 Plaque Supply Diffusers with VAV Boxes as requiered per spec sheet; New Supplemental A/C Unit in Computer Room;2x4 Direct /Indirect Light Fixtures for Private Offices, Copy/Lunch Rm,Copy/Coffee; 4”x4’Reccessed Linear Fixtures for Reception Area, Conference Rooms off Recept Area; Furniture Feeds for Workstations; Flush Floor Poke Through Device at Table of Conference Rooms; SDT Tile in Computer Room; Porcelain Tile w/ Wood Base in Reception Area; Broadloom Carpet ($35/yd mat cost); VCT; Sheetrock Ceiling (50% ceiling)-Conference Rooms and Reception Area; Replace 2x4 3 Cell Fixtures in Existing Suite to match 2x4 Parabolic Light Fixture in New Suite

3) EXCLUDES-Overtime; Phone/Data lines and System; Security Systems; Furniture; Internal Wiring of Furniture:Herculite Double Entry Door

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

5502	ARCHITECT / ENGINEER / EXPEDITOR
	NJ-Architect-RSF(Minimum Fee $950)	SF	15173
	NY-Architect, Rockhill-RSF	SF	0
	Blue Hill,-Archirect-RSF	SF	0
*	Engineer	HR	0
*	Engineer-Steel Design for Partition Door	LF	0
	DIVISION TOTAL			14,187

5503	BLUE PRINTS
	Blue Prints	LS	1
	DIVISION TOTAL			220

5504	BUILDING PERMIT 3% of costs plus $264 for NJ Community of Affairs
	Building Permit Fee (Minimum Fee $500)	LS	1
	Planning Board, Site Plan Approvals	LS	0
*	Expeditor, Attorney	LS	0
	DIVISION TOTAL			4,400

5505	DEMOLITION
	Carpet/Base	SF	4037
	Base	LF	0
	Walls-9’ with doors	LF	467
	Walls-Full Height with doors	LF	51
	Ceiling Grid & Tile	SF	4037
	Ceiling Tile	SF	0
*	Masonry Walls-13’	LF	0
*	Masonry Walls-20’	LF	0
*	VCT	SF	0
	Lower Cabinets & Countertop	LF	22
	Upper Cabinets	LF	22
	Ceramic Wall & Floor Tile/Marble/Granite	SF	0
*	Computer Floor	SF	0
	Phone/Data & System	HR	14
	Dumpster -30 Yard	EA	0
	Labor-Dispose Fixtures, Duct, Phone/Data	HR	0
	DIVISION TOTAL			13,870

5507	REFUSE CONTAINERS
	Dumpster-30 Yard-4 Ton limit	EA	12
	Dumpster-20 Yard	EA	0
	DIVISION TOTAL			6,600

5512	LABOR
	Labor	HR	150
	Labor Foreman	HR	0
	Truck	HR	0
	DIVISION TOTAL			4,950

5524	SUPPLIES
	Fire Extinguishers10#	EA	6
*	Fire Extinguishers10# w/ Cabinet	EA	0
	Knox Box-Key Lock	EA	0
	Re Key Entry Doors & Office Doors	EA	16
	Signage	LS	0
	Miscellaneous	LS	0
	DIVISION TOTAL			1,980

5524	LANDSCAPE / SITEWORK
*	Miscellaneous	LS	0
	DIVISION TOTAL			0

5524	CONCRETE / MASONRY
	Sawcut, Remove Concrete, Excavate, Backfill, Compact, Place Concrete	SF	0
	Slab On Grade	SF	0
	Walkway On Grade	SF	0
	Concrete Curb	LF	0
*	Stone Curb	LF	0
	Curb Cut	EA	0
*	Generator Pad	EA	0
*	Masonry Block	SF	0
	Labor-Mechanic	HR	0
	Labor-Misc	HR	16
	DIVISION TOTAL			1,003

5524	ROOFING
	Pitch Pocket-Electric, Gas, Vent Penetrations	EA	2
	Rooftop Flashing inc. cutting roof	EA	0

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

	Exhaust Flan Flashing, 2’ x 2’ Curb	EA	0
	Flue Flashing	EA	0
	New Built-Up Roof	SF	100
	Labor-Misc	HR	0
	DIVISION TOTAL			1,430

5524	MISCELLANEOUS SPECIALTIES
*	Spray Fire Proofing	SF	0
*	Asbestos Fire Proofing Removal	SF	0
*	Asbestos VCT Removal	SF	0
*	Asbestos Cleaning/Vacuum	SF	0
*	Asbestos Cleaning per man day	Day	0
*	Asbestos Monitoring/Testing	SF	0
*	Upgrade Elevator Cabs	EA	0
*	Elevator Repairs	HR	0
*	Directory	EA	0
*	Directory-Illuminated	EA	0
*	Furniture Cube-material only	EA	0
*	Furniture Cube-install	EA	0
*	Overhead Insul Section Door w/ Bumps, 8’ x 10’	EA	0
*	Overhead Roll Up Door w/ Bumpers, 8’ x 10’	EA	0
*	Loading Dock Seals	EA	0
*	Loading Dock Bumpers	EA	0
*	Manual Dock Leveler w/ Pit	EA	0
*	Powered Dock Leveler w/ Pit	EA	0
*	Overhead Door Repairs	HR	0
*	Projection Screen Motorized-Material only	EA	0
*	Projection Screen Manual-Material only	EA	0
*	Ceiling Fan-Material only	EA	0
*	Bullet Proof Pass Thru-12”x12”-material	EA	0
*	Bullet Proof Kevlar Panel-material	SF	0
*	Exterior Resilient Rubber Surface, 2”	SF	0
*	Chain Link Fence	LF	0
*	Vinyl Coated Chain Link Fence	LF	0
*	Guard Rail	LF	0
*	Caulking Exterior Joints inc. remove existing	LF	0
*	Power Wash Exterior Walls	SAF	0
*	Scissors Lift	DAY	0
*	Scissors Lift	MONTH	0
*	Exterior Scaffolding-1 month	SAF	0
*	ADD ON per additional month rental	SAF	0
*	Ext Scaffolding-Swing Planks,10’-30’,1 month	EA	0
*	ADD ON per additional month rental	EA	0
	DIVISION TOTAL			0

5526	MILLWORK All Plastic Laminate(P.L.) will be white. Alternate is grey or a
	Base P.L. Cabinets w/ Countertop	LF	20
	Upper P.L. Cabinets	LF	20
	Island Plastic Laminate	LF	7
	Counter P.L w/support legs.	LF	0
	Bathroom Vanity P.L-24”	EA	0
*	Counter-Corian w/ Subframe.	LF	0
*	Counter-Corian w/ Sinks & Subframe.	LF	0
	Closet Melamine Shelf & Metal Pole-5 LF	EA	2
*	Wood Wall Cap Oak-4” wide	LF	0
*	Wall Cap P.L-4” wide	LF	0
*	Wood Base Oak-4” high w/ 1/4” bevel	LF	0
*	Chair Rail-Paint Grade	LF	0
	5 Layer P.L. Adjustable Shelves-12” deep	LF	0
*	Cherry Wood Cabinets, Upper/Lower/Counter	LF	0
*	Plastic Laminate Panels-9’ high	LF	0
*	Wood Veneer Panels-9’ high	LF	20
*	Wood Window Frame-4’x4’	EA	0
	Labor-Misc, Non Union	HR	0
	Labor-Misc, Union	HR	0
	DIVISION TOTAL			25,850

5530	DRYWALL / CARPENTRY
	DRYWALL
	9’ wall-no insulation	LF	450
	9’ wall w/ insulation	LF	0
	13’ 1-hour wall w/ insulation	LF	0
	13’ 2-hour wall w/ insulation	LF	0
	18’ 1-hour wall w/ insulation	LF	0
	18’ 2-hour wall w/ insulation	LF	0
	25’ 1-hour wall, 6” studs 18 gauge, insulation	LF	0
	25’ 2-hour wall, 6” studs 18 gauge, insulation	LF	0
	25’ 3-hour wall, 6” studs 18 gauge, insulation	LF	0

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

	Extend 9’ Wall to 13’ & insulate	LF	0
*	Kneewall w/ Stud angle supports	LF	0
	Chase Wall-Ceiling Height	LF	0
	Sheetrock Columns	EA	0
	Break Members	EA	10
	Extend 9’ wall 6’ above ceiling	LF	0
*	Soffit/Fascia over files	LF	0
*	Header	LF	0
*	Sheetrock Ceiling-reception	SF	182
	Sheetrock Ceiling-conf rm off reception	SF	140
	Finished Opening for Glass	EA	0
*	Fiberglass panel lamination-9’ h	LF	0
	Cut Opening for Door/Glass Door	EA	7
	Remove Door/Close Up Opening	EA	7
	Insulation	SF	0
	Phasing	LS	1
	Load Job	SF	1
	Scarpatch	EA	30
	Labor-Misc, Drywall Patch	HR	0
	CARPENTRY
	Telephone Fire Rated Plywood-4’x8’	EA	0
	Plywood Blocking/Metal Straps	LF	0
	5 Layer Adjustable Birch Shelves-12”	LF	0
	H/W Heater Shelf	EA	0
	Closet Melamine Shelf & Metal Pole	LF	0
	Install Fire Dampers-supplied by HVAC	EA	0
*	Install Fire Extinguishers/Cabinets	EA	0
*	Install Projection Screen	EA	0
*	Moveable Metal Partitions 9’ High	LF	0
*	Metal/Glass Partitions 9’ w/Glass Door	LF	0
	Labor-Misc,Blocking, Bath Accessories	HR	0
	DIVISION TOTAL			41,183

5532	PLUMBING
	Demolition	HR	14
	Offc Bldg Sink-Waste,Vent,Hot/Cold,Sink	EA	2
	Offc Bldg Sink-Blue Hill	EA	0
*	Bathroom-Water Closet,Basin,Waste,Water	LS	0
*	Slop Sink-Waste,Vent,Hot/Cold,Sink	EA	0
*	Add on-Water Closet	EA	0
*	Add on-Urinal	EA	0
*	Add on-Basin	EA	0
*	Add on-Slop Sink	EA	0
	Emax	EA	2
	Hot Water Heater-6 Gallon	EA	0
*	Hot Water Heater-30 Gallon	EA	0
*	Hot Water Heater-75 Gallon	EA	0
	Waggs Shut Off Valve	EA	0
*	Waste, Water & Connection for Dishwasher	EA	1
*	Coffee Maker Water Feed	EA	1
*	Ice Maker Water Feed	EA	1
	Replace Liberty Ejector Pump	EA	0
	Copper Water Piping, 3/4”	LF	0
	Copper Water Piping, 1-1/4”	LF	0
	Gas Piping, 2”	LF	0
	Gas Piping, 3”	LF	0
	PRV at main	EA	0
	Water Meter	EA	0
	Gas Meter,Meter Bar,Test	EA	0
	Labor-Misc	HR	0
	DIVISION TOTAL			14,179

5533	ELECTRIC
	Demolition-Outlets,Switches	HR	45
	Demise/Rewire	HR	0
	Service-50’,Meter,277V,200Amp,Transf,120V	EA	0
	Subpanel-50’,120V,200Amp	EA	0
	Submeter-Sentinel	EA	0
	4”x4’ linear light fixtutre	EA	12
	2x4 indirect light fixture	EA	40
	Downlights	EA	25
	Strip Lighting under cabinets	EA	10
	2x4 Prismatic Fixtures T8-3 Lamp	EA	0
*	2x4 Parabolic Fixtures T8-3 Lamp	EA	40
	Remove light fixtures-existing suite	EA	40
	Remove light fixtures-linear,indirect	EA	52
*	2x4 Indirect Fixtures T8 Lamps	EA	0
	2x2 Prismatic Fixtures T8	EA	0

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

*	2x2 Parabolic Fixtures T8	EA	0
	2x4/2x2 Prismatic Fixtures T12-3 Lamp	EA	0
*	2x4/2x2 Parabolic Fixtures T12-3 Lamp	EA	0
	8’ Strip Fixture	EA	0
*	8’ Track Light Fixture	EA	0
*	Add On-Battery Packs to Fixtures	EA	0
	Relocate Fixtures w/ BX	EA	35
	Refurbish Fixtures w/ lamps & lense	EA	0
*	Downlights-Incandescent	EA	0
*	Downlights-Compact Flourescent	EA	0
*	Downlights-Compact Flourescent Dimmer	EA	0
*	Downlights-MR16	EA	0
*	Downlights-LED	EA	0
*	Wall Sconces-Compact Flourescents	EA	0
	Metal Hallide, 400 Watts, 25’ on center	EA	0
	Exit Lights	EA	5
	Wall MT Emerg’cy Fixts	EA	8
	Single Pole Switches	EA	18
	3-Way Switches	EA	4
*	Dimmer Switches	EA	0
*	Occupancy Sensor Switch	EA	0
	Wall Mount Duplex	EA	44
	Wall Mount Quad	EA	15
	Floor Mount Outlet/P/D & greenfield	EA	0
*	Floor Mount Flush Outlet/P/D & greenfield	EA	3
*	Floor Mount Flush P/D & greenfield	EA	0
	GFI	EA	4
	110Volt, 20 Amp, Dedicated	EA	0
	220Volt, 30 Amp, Dedicated	EA	0
	Furniture Junction Box-8 Wire,3 Circuit	EA	0
	Furniture Junction Box-1 Circuit	EA	3
	Floor Mount Furn Feedw/greenstring-2ct	EA	4
	Copier outlet	EA	1
	Refrigerator outlet	EA	1
	Power Pole-8 Wire,3 Circuit	EA	0
	Power Pole-1 Circuit	EA	0
*	UPS-50 Kva,Input,Panel,Batteries	EA	0
*	UPS-1 00 Kva,Input,Panel,Batteries	EA	0
*	UPS Output Feeds	EA	0
*	Generator-100 KW,ATS,Enclosure,Wired	EA	0
*	Generator-250 KW,ATS,Enclos,400Amp	EA	0
*	Phone/Data Lines	EA	0
*	Phone Service/Switch/Wiring	SF	0
*	Phone/Data Plaster Rings w/ Pull Strings	EA	3
*	Phone/Data Conduits w/ Pull Strings	EA	0
*	4” Conduit for Phone D’Mark Feed	LF	0
*	2” Conduit for Phone D’Mark Feed	LF	0
*	Rooftop A/C Wiring w/ Disconnect	EA	0
*	Supplemental A/C Wiring w/ Disconnect	EA	1
*	Unit Heater Wiring w/ Disconnect	EA	0
*	Exhaust Fan Wiring w/ Disconnect	EA	0
	Hot Water Heater Wiring w/ Disconnect	EA	0
*	Dishwasher Wiring w/ Disconnect	EA	1
*	T-Stat Wiring	EA	0
*	Smoke Damper Wiring	EA	0
*	Projection Screen Wiring w/ Switch	EA	0
*	Ceiling Fan-Install & Wire	EA	0
	New Electric Basebord Heat	LF	0
	Repair Electric Baseboard Heat/Covers	HR	0
	Labor-Foreman	HR	0
	Labor-Journeyman	HR	0
	DIVISION TOTAL			108,471

5535	HVAC
	Demolition	HR	0
	New Duct,VAV’s,Diffsrs,Returns,T’Stats,Insul	SF	0
	Relocate Existing Diffusers,Returns,T’Stats	SF	5410
	Relocate Diffuser w/10’ Flex	EA	0
	Relocate VAV Box	EA	0
	Moduline VAV Diffuser w/ 10’ Flex & T’Stat	EA	0
	Moduline Slave Diffuser w/ 10’ Flex	EA	0
	Plaque Diffusers	EA	37
	VAV Box,1000 CFM, T’Stat,Wiring,Duct	EA	6
	VAV Box w/ Reheat, T’Stat,Wiring	EA	0
	VAV Box w/ 4 Diff,T’Stat,Wiring,Duct	EA	0
	2x2 Diffuser w/ 10’ Flex	EA	0
	2x2 Return-Metal Perforated	EA	0
	Return-Plastic Eggcrate	EA	0

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

	Fire Dampers-material	EA	0
*	Rooftop Unit,Duct,Diff,Retrns,T’Stat,Insul	TONS	0
*	1-2 Ton Minimate A/C, Ceiling, T’Stat	EA	1
*	2 Ton Split,Duct,Diff,T’Stat,Insul,20’Pipe	EA	0
*	5 Ton Split,Duct,Diff,T’Stat,Insul,20’Pipe	EA	0
*	7-1/2 Ton Split,Duct,Diff,T’Stat,Insul,20’Pipe	EA	0
*	10 Ton Split,Duct,Diff,T’Stat,Insul,20’Pipe	EA	0
*	1 Ton Heat Pump w/ Piping, T’Stat	EA	0
*	3 Ton Heat Pump w/ Piping, T’Stat	EA	0
*	12-1/2 Ton Split,Duct,Diff,T’Stat,Insul,20’Pipe	EA	0
*	5 Ton Air Cool HT Pump,Duct,Diff,T’Stats,Insul	EA	0
*	Air Cool,HT Pump,Duct,Diff,T’Stats,Insul	TONS	0
*	Liebert 20 Ton Split System	EA	0
	Unit Heater-50,000 BTU, T’Stat	EA	0
	Unit Heater-150,000 BTU, T’Stat	EA	0
*	Bathroom Exhaust Fan Ducted to Roof 1 floor	EA	0
*	Exhaust Fan-Plenum	EA	0
	Thermostats	EA	0
	Repair Electric Baseboard Heat/Covers	HR	0
	Service Rooftop Units	EA	0
	Service VAV Boxes	SF	0
	Testing & Balancing	SF	5410
	Labor-Misc	HR	0
	DIVISION TOTAL			50,495

5538	FOLDING/PARTITION DOORS
	Partition Door-9’ High (Moderco or eqaul)	LF	0
	DIVISION TOTAL			0

5540	DOORS / FRAMES / HARDWARE
	DOORS / FRAMES *Include hinges
	3x7 SC Paint Grade Door ,HM Frame	EA	20
*	3x7 SC Oak SG Door w/ Vision Lite ,HM Frame	EA	0
	3x7 HM Door ,HM Frame	EA	0
*	3x7 SC Door ,HM Frame w/ 24” Sidelite	EA	0
	6x7 DD SC Paint Grade Door ,HM Frame	EA	1
*	3x8 SC Oak Stain Grade Door ,HM Frame	EA	0
*	3xFH SC Oak Stain Grade Door ,HM Frame	EA	0
*	3xFH CHERRY Door ,HM Frame	EA	0
*	6xFH SC Oak Stain Grade Door ,HM Frame	EA	0
	3x7 90-Min SC St Grade Door ,HM Frame	EA	0
	6x7 DD 90 Min SC St Grade ,HM Frame	EA	0
*	3x8 90-Min SC St Grade Door ,HM Frame	EA	0
*	3xFH 90-Min SC St Grade Door ,HM Frame	EA	0
	6x7 SC Slider Oak Stain Grade Doors	EA	0
*	6x7 SC Bifold Oak Stain Grade Doors (4)	EA	0
*	6xFH SC Slider Oak Stain Grade Doors	EA	0
*	3070 OUTSIDE metal doors	EA	0
*	Raco-3xFull Height PL/Frame	EA	0
*	Raco-3xFull Height Stained Wood Veneer	EA	0
	Relocate 3x7 SC/HM Frame/Hdwr	EA	0
	Relocate 6x7 DD SC/HM Frame/Hdwr	EA	0
	Relocate 4x7 Bifold/Sliders w/ Track/Hdwr	EA	0
*	4’ x 4’ Hollow Metal Window Frame	EA	0
	HARDWARE
	Lever Passage Sets	EA	9
*	Lever Locksets	EA	14
*	ICC Lever Locksets	EA	0
	Lever Privacy Sets	EA	0
*	Simplex Combo Lockset	EA	0
	Door Stop	EA	21
	Floor Stop	EA	0
	4.5 “ Stanley Hinges	SET of 3	21
	Bifold/Slider Door Track & Hdwr	EA	0
	Closers	EA	0
*	Latchguards	EA	0
*	Coat Hooks	EA	0
*	Flush Bolts-concealled	SET of 2	2
*	Electric Strike	EA	0
*	Mag Locks	EA	0
*	Door Sweep & Saddle	EA	0
*	Drop Down Seal	EA	0
*	Panic Device	EA	0
	Labor-Misc	HR	0
	DIVISION TOTAL			19,476

5542	CEILINGS *All Grid is 15/16”
	2x4 Grid & Lay-In Tile	SF	4037

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

	2x4 Grid & Tile w/ 2x2 Look Rev, Cortega	SF	0
*	2x4 Grid & Tile w/ 2x2 Look Rev, Cirrus	SF	0
	2x4 Grid	SF	0
	2x4 Lay-In Tile	SF	0
	2x4 2x2 Second Look Cortgega	SF	0
*	2x2 Grid & Lay-In Tile	SF	0
*	2x2 Grid & Reveal Tile-Cortega 704	SF	0
*	2x2 Grid & Reveal Tile-Cirrus 584	SF	0
*	2x2 Grid	SF	0
*	2x2 Lay-In Tile	SF	0
*	2x2 Cortega Tile 704 Reveal	SF	0
*	2x2 Cirrus Tile 584 Reveal	SF	0
*	Fire Rated Add On	SF	0
*	Soffit/Shade Pocket	LF	0
*	Clean Room 2x4 Ceiling	SF	0
	Repair 2x4/2x2 Lay-In Grid & Tile	SF	1323
	Remove Tile	SF	0
	Patch @ Wall Penetration	LF/side	0
	2x4 Lay-In Tile-Material Only-10 per case	SF	0
*	Tent Lights	EA	0
	Labor-Misc	HR	21
	DIVISION TOTAL			16,855

5544	CERAMIC TILE / STONE
*	Ceramic Floor Tile-Dal 2”x2”	SF	0
*	Ceramic Wall Tile 4’ High-Dal 4”x4”	SF	0
	Porcelin Tile-reception-$20/sf mat	SF	364
	Wood Base	LF	55
	Skim coat floor	SF	364
*	Marble Saddle	EA	0
*	Marble Countertop	LF	0
*	Marble Base	LF	0
*	Marble Floor	SF	0
*	Granite Floor	SF	0
*	Limestone Floor	SF	0
	Labor-Misc	HR	0
	DIVISION TOTAL			13,925

5546	TOILET PARTITIONS
*	Enclosure w/ Door-Prefinished Metal	EA	0
*	Enclosure w/ Door-Plastic Laminate	EA	0
*	Privacy Screen-Prefinished Metal	EA	0
*	Privacy Screen-Plastic Laminate	EA	0
	Labor-Misc	HR	0
	DIVISION TOTAL			0

5550	TOILET & BATH ACCESSORIES (materials only)
*	Grab Bars 4’	EA	0
*	Toilet Paper Dispensor	EA	0
*	Paper Towel Dispensor	EA	0
*	Soap Dispensor	EA	0
*	Womens Dispensor	EA	0
*	Bathroom Sign	EA	0
*	Bathroom Mirror	EA	0
	DIVISION TOTAL			0

5552	APPLIANCES (materials only)
*	Refrigerator	EA	0
*	Undercounter Refrigerator	EA	0
*	Dishwasher	EA	0
*	Microwave	EA	0
	DIVISION TOTAL			0

5558	FINAL CLEANING
	Final Cleaning-Offc Bldg	SF	5500
	Strip VCT & Wax	SF	0
	Steam Clean Carpet	SF	0
	Sani-glaze grout cleaning $3-$7/sf	SF	0
	Clean Concrete Floor	SF	0
*	Clean Grid	SF	0
*	Clean Vinyl Wallcover	SF	0
*	Duct Cleaning	SF	0
	Labor-Misc	HR	0
	DIVISION TOTAL			1,513

5560	WINDOW BLINDS *Quantity above 5 will reduce the unit cost by 33%
*	Levelor Brushed Chrome	EA	0
*	Levelor Dark Bronze	EA	0

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

*	Levelor Alabaster	EA	0
*	Vertical Blinds	EA	0
	Repairs	EA	0
	Labor-Misc	HR	0
	DIVISION TOTAL			0

5563	ACCESS FLOORING
*	Computer Floor-New	SF	0
*	Computer Floor-Used	SF	0
*	Perforated Panels	EA	0
*	Panel Cut Outs	EA	0
*	Labor-Misc	HR	0
	DIVISION TOTAL			0

5564	FLOOR FINISHES
	Stratton Ambition Loop 26oz-Flex Building	SY	0
	Shaw Culture, Evolution, Space, Design Series	SY	0
	Patcraft PDQ Basicm or J&J equal	SY	0
*	Cambridge Crossroads/Route 66 Cut Pile 36oz	SY	0
*	Hallway Upgrade Pattern 38oz	SY	0
*	Carpet Tile	SY	0
	Broadloom carpet-$35/yd mat	SY	1270
	VCT	SF	765
*	VCT-Static Dissipative/Anti Static	SF	180
	Remove carpet & move furniture in existing space	SY	700
	Cove/Straight Vinyl Base	LF	1600
*	Carpet Base	LF	0
*	Armstrong Sheet Vinyl	SF	0
*	Armstrong Sheet Vinyl-Base w/ cap	LF	0
*	Epoxy Floor-Standard Shop Floor	SF	0
*	Tire Tread Tiles 18”x18”	SF	0
*	Parquet Wood Floor	SF	0
*	Tongue & Groove Wood Floor	SF	0
*	Padding Tac Strip	SY	0
	Flash Patching	SF	11701
*	Shotblast/Scarify Floor	SF	0
*	Carpet Runners,Olefin, 4’ x 10’	EA	0
	Labor-Install	SY	0
	Labor-Misc	HR	0
	DIVISION TOTAL			74,226

5565	WALL FINISHES
	DRYWALL
	GWB Wall -3 coats flat	SF	0
	GWB Wall -2 coats flat	SF	14544
	GWB Wall -1 coat flat	SF	243
*	Eggshell/Semi Gloss Add On	SF	0
	Columns	EA	0
	WALLCOVER *1 LF of 9’ wall = .75 LY of WC; 1 LY of WC = 1.33 LF 9’ wall; 30of
*	Wallcover-F/I Vinyl Type I, 14 oz, 54” wide	LY	0
*	Wallcover-F/I Vinyl Type II, 20 oz, 54” wide	LY	22
*	Wallcover-F/I Fabric, Class A, 54” wide	LY	0
*	Labor-Install Vinyl Wallcover	LY	0
*	Labor-Install Fabric Wallcover	LY	0
	DOORS/FRAMES
	Paint Doors 2 Coats	EA	44
	Varnish 2 Coats	EA	0
	Stain/Varnish 2 Coats	EA	0
	Paint HM Doors	EA	0
	Paint HM Door Frames/Window Frames	EA	41
	MISCELLANEOUS
*	Zolatone	SF	0
	Fabric Wrapped Panels	LF	20
*	Exterior Paint-Epoxy	SAF	0
*	Exterior Seal Coat	SAF	0
*	Seal Concrete Floor	SF	0
*	Paint Concrete Floor	SF	0
*	Paint Ceiling Grid	SF	0
*	Paint Open Plenum Deck/Steel	SF	0
*	Wood Shelving -3 cts	LF	0
	Paint Baseboard/Convectors	LF	0
	Paint Window Sill	LF	0
	Paint Metal Blind Pocket	LF	0
*	Electro-Static Paint	SF	0
*	Remove Wallcover & Skim Coat Walls	LF	0
	Labor-Misc,Touch Ups and Repairs	HR	0
	DIVISION TOTAL			20,093

EXHIBIT B

DESCRIPTION OF MATERIALS

DIVISION CODE	DIVISION ITEM	UNITS	QUANTITY	SUB TOTAL
	All costs include material and labor installation unless otherwise noted
	F/I-Furnished & Installed
	* Indicates Non-Building Standard item

5568	GLAZING / WINDOWS
	3-0x7-0 Glass Entry, Aluminum Frame	EA	0
*	3-0x7-0 Glass Entry,Alum Frame w/ 24” Sidelite	EA	0
*	6-0x7-0 DD Glass Entry,Aluminum Frame	EA	0
	3-0x7-0 Glass Entry,Herculite	EA	0
	Remove Entry Glass Door & Install Solid Glass	EA	1
*	3-0x7-0 Glass Entry w/ sidelite,Herculite	EA	0
*	6-0x7-0 DD Glass Entry,Herculite	EA	0
	3-0x8-0 Glass Barn Door	EA	0
*	3/8” Plate Glass w/ stops	SF	0
*	3/8” Safety Glass w/ stops	SF	0
*	1/2” Glass Wall w/ Door,4” Upper/Lower Shoes	SF	0
*	RATED Glass Wall/Door in Alum Frame to 8’h	SF	0
*	Stainless steel rail with glass	LF	0
*	Mirrors	SF	0
*	4’x3’ Glass Slider	EA	0
*	3’x7’ Bullet Resistant Alumn/Glass Door 1-3/16”	EA	0
*	Tinted Glass-3/8”	SF	0
*	Frosted Glass	SF	0
*	Bendheim Glass	SF	0
*	Glass Block	SF	0
*	Plexi-Glass	SF	0
*	Window Film	SF	0
	Labor-Misc	HR	0
	DIVISION TOTAL			1,100

5572	FIRE SYSTEMS
*	4 Zone Fire Panel	EA	0
	Smoke Detector w/ Base	EA	0
	Heat Detector w/ Base	EA	0
	Duct Detector	EA	0
	Strobe	EA	5
	Speaker/Strobe	EA	5
	Horn/Strobe	EA	0
	Pull Station	EA	0
*	Wire in Door Releases, Flows, Tampers	EA	0
	Labor-Misc	HR	14
	DIVISION TOTAL			5,632

5574	SPRINKLERS
	New Pendant 2 Piece or Conceallor Heads	EA	0
	New Upright Heads	EA	0
	Relocate Heads	EA	47
	Replace Heads	EA	0
*	High Heat Heads	EA	0
*	Preaction On/Off Heads	EA	0
*	Relocate Fire Hose Cabinet-20’	EA	0
*	FM 200 Gas System 10’x10 Rm excl Wiring	EA	0
	Hydrocalculations, Sign & Seal	LS	1
	Labor-Misc	HR	0
	DIVISION TOTAL			11,248

5575	MISCELLANEOUS METALS / STAIRS
*	2-Line Railing	LF	0
*	4’ High Platform w/ Stairs & Railings	EA	0
*	Steel Support for Roof Top Units	EA	0
*	Steel Support for Partition Doors	LF	0
*	Overhead Door Steel & Channels	SET	0
	Labor-Misc	HR	0
	DIVISION TOTAL			0
				452,884

Eagle Pharmaceuticals

Construction and Finish Matrix | 50 Tice Blvd, Woodcliff Lake, NJ

Issued for: Design Development | Lease Exhibit

Area	Floor	Wall	Base	Ceiling	Lighting	Doors & Frames	Hardware	Millwork	HVAC	Elec & data	Plumbing & fp	Notes

Reception	Provide 12” x 24” porcelain tile. Allow $20/sf for material only	Provide GWB partition to deck. New paint, Benjamin Moore, Eco-Spec	Provide 4”high applied painted wood base at all walls.	24”x 48” acoustic tile ceilings to match existing suite. Allow ~ 50% of ceiling to be GWB.	Provide 4”x 4’ recessed linear fixture by Focal Point. Provide (10) drop lens downlights by Lightolier.	Provide one full height Herculite double door with stainless steel head and shoe and4’-0” stainless steel pull by Rockwood or equal. Provide card readers at entry doors.	To match building standard.	Provide (1) 20’- 0” x full height ash wood veneer wall at entry area.	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	Provide required convenience outlets Provide AV outlets [2 locations]	Provide sprinkler branch lines and heads as required	Audio Visual TBD

Conference room off reception	Provide broadloom carpet. Allow $35.00/ sq.yd. for material only.	New paint, Benjamin Moore, Eco-Spec Provide 20 LF of fabric wrapped panels. Allow $30/yd for material only. Provide direct glue wallcovering on remaining walls. Allow $30/yd for material only.	4” high rubber continuous coil flat base.	24”x. 48” acoustic tile ceilings to match existing suite. Allow ~ 50% of ceiling to be GWB.	Provide 4”x 4’ recessed linear fixture by Focal Point. Allow 1 fixture per 60sf Provide (15) downlights by Lightolier.	3’x to match existing solid core wood paint grade doors and welded hollow metal Frame	To match building standard	n/a	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	Provide (1) flush floor poke through device at table Provide required convenience outlets Provide AV outlets [1 location]	Provide sprinkler branch lines and heads as required	Audio Visual TBD

Conference rooms	Provide broadloom carpet. Allow $35.00/ sq.yd. for material only.	Provide GWB partition to deck. New paint, Benjamin Moore, Eco-Spec	4” high rubber continuous coil flat base.	24”x 48” acoustic tile ceilings to match existing suite.	Provide 2’x 4’ recessed fixture to match existing suite. Allow 1 fixture per 60sf	3’x to match existing solid core wood paint grade doors and welded hollow metal frame	To match building standard	N/A	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	Provide (1) flush floor poke through device at table Provide required convenience outlets Provide AV outlets [1 location]	Provide sprinkler branch lines and heads as required	Audio Visual TBD

Jenkins & Grey | February 17, 2015

Eagle Pharmaceuticals

Construction and Finish Matrix | 50 Tice Blvd, Woodcliff Lake, NJ

Issued For: Design Development | Lease Exhibit

Area	Floor	Wall	Base	Ceiling	Lighting	Doors & Frames	Hardware	Millwork	HVAC	Elec & data	Plumbing & fp	Notes

Corridors	Provide broadloom carpet. Allow $35.00/ sq.yd. for material only.	Provide GWB partition to 6” above finished ceiling. New paint, Benjamin Moore, Eco-Spec:	4” high rubber continuous coil flat base.	Ceiling in existing suite to remain. New Suite: 24”x 48” acoustic tile ceilings to match existing suite.	Fixtures in existing suite to remain. Provide 2’x 4’ recessed fixture to match existing suite. Allow 1 fixture per 60sf	3’x to match existing solid core wood paint grade doors and welded hollow metal frame	To match building standard	N/A	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	Provide required convenience outlets	Provide sprinkler branch lines and heads as required

Private Offices	Provide broadloom carpet. Allow $35.00/ sq.yd. for material only.	Provide GWB partition to 6” above finished ceiling. New paint, Benjamin Moore, Eco-Spec Provide blocking for wall mounted furniture as required.	4” high rubber continuous coil flat base	Ceiling in existing suite to remain. New Suite: 24”x 48” acoustic tile ceilings to match existing suite.	Provide new 2’x 4’ direct/indirect recessed fixture by Focal Point or equal. Allow 1 fixture Allow per 60sf	3’x to match existing solid core wood paint grade doors and welded hollow metal frame	To match building standard	N/A	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	All Officies (2) data outlet (VOIP) and (3) duplex receptacles	Provide sprinkler branch lines and heads as required

Open plan	Provide broadloom carpet. Allow $35.00/ sq.yd. for material only.	New paint, Benjamin Moore, Eco-Spec	4” high rubber continuous coil flat base	Ceiling in existing suite to remain. New Suite: 24”x 48” acoustic tile ceilings to match existing suite.	Fixtures in existing suite to remain. Reuse existing 2’x4’ fixtures from existing perimeter offices.	N/A	N/A	N/A	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	Provide tele/data elec wall stub-outs for workstations adjacent to wall and provide Floor cores for floating workstations. Typical workstation (2) data outlet (VOIP) and (3) duplex receptacles	Provide sprinkler branch lines and heads as required

Eagle Pharmaceuticals

Construction and Finish Matrix | 50 Tice Blvd, Woodcliff Lake, NJ

Issued for: Design Development | Lease Exhibit

Area	Floor	Wall	Base	Ceiling	Lighting	Doors & Frames	Hardware	Millwork	HVAC	Elec & data	Plumbing & fp	Notes

Copy/Lunch	12” x12” VCT tile	Provide GWB partition to 6” above finished ceiling. New paint, Benjamin Moore, Eco-Spec	4” high rubber continuous coil flat base	24”x 48” acoustic tile ceilings to match existing suite.	Provide new 2’x 4’ direct/indirect recessed fixture by Focal Point or equal. Allow 1 fixture per 60sf Provide continuous Alkco Super Inch task light below upper cabinets	3’x to match existing solid core wood point grade doors and welded hollow metal frame	To match building standard

Plastic laminate base and upper cabinets with a mix of doors, drawers and cubbies.

Plastic laminate countertop.

Backsplash to be full height plastic laminate.

New Island to be plastic laminate base drawers with pull out trash + recycling bins. Countertop and sides to be plastic laminate.

									Existing to remain.	Provide power for Full height refrigerator, icemaker, coffee maker, dishwasher, and convenience outlets as required GFI outlets as required	Provide plumbing for sink, filtered water, dishwasher, icemaker, and coffee maker Provide sprinkler branch lines and heads as required ADA sink with gooseneck faucet

Copy/Coffee rooms	12” x12” VCT tile	Provide blocking for millwork as required New point, Benjamin Moore, Eco-Spec	4” high rubber continuous coil cove base	Ceiling in existing suite to remain. New Suite: 24”x 48” acoustic tile ceilings to match existing suite.	Provide new 2’x 4’ direct/indirect recessed fixture by Focal Point or equal. Allow 1 fixture per 60sf Provide continuous Alkco Super Inch task light below upper cabinets	N/A	To match building standard	Plastic laminate base and upper cabinets with a mix of doors, drawers and cubbies. Plastic laminate countertop. Backsplash to be full height plastic laminate.	2x2 architectural plaque supply diffusers, Uni model by Nailor 2x2 louvered return grille, Model 300R by Titus	Provide dedicated outlet for standalone multi-function device and (2) duplex above counter at millwork wall GFI outlets as required	N/A	Equipment requirements to be coordinated with client

Eagle Pharmaceuticals

Construction and Finish Matrix | 50 Tice Blvd, Woodcliff Lake, NJ

Issued for: Design Development | Lease Exhibit

Area	Floor	Wall	Base	Ceiling	Lighting	Doors & Frames	Hardware	Millwork	HVAC	Elec & data	Plumbing & fp	Notes

Computer room | IDF closet	12” x12” static dissipative VCT tile	New paint, Benjamin Moore, Eco-Spec	4” high rubber continuous coil cove base	Existing to remain.	Existing to remain.	Existing to remain.	Confirm security devices with end user	N/A	Provide supplemental AC units	Equipment requirements: TBD	Provide sprinkler branch lines and heads as required	Provide overhead ladder racks Equipment requirements to be coordinated with client

Mailroom	12” x12” VCT tile	New paint Benjamin Moore, Eco-Spec	4” high rubber continuous coil cove base	Existing to remain.	Existing to remain.	Existing to remain.	Confirm security devices with end user	Existing to remain.	Existing to remain.	Equipment requirements: TBD	Provide sprinkler branch lines and heads as required	Equipment requirements to be coordinated with client

Storage & file room	VCT Tile	New paint, Benjamin Moore, Eco-Spec	4” high rubber continuous coil cove base	Existing to remain.	Existing to remain.	Existing to remain.	Existing to remain.	Existing to remain.	Existing to remain.	Existing to remain.	Existing to remain.

Coat closets	Some as adjacent area	Provide GWB partition to underside of finished ceiling. New paint, Benjamin Moore, Eco-Spec	4” high rubber continuous coil flat base	Some as adjacent area	N/A	3’x to match h existing solid core wood point grade doors and welded hollow metal frame	To match building standard	Coat rod and plastic laminate shelf above Provide required length of ADA height coot rod with 2 shelves above	N/A	N/A	N/A

NOTES:

1.                   Refer to accompanying plans for quantities and locations.

2.                   IT/ AV scope by others TBD

3.                   Security scope by others TBD

4.                   Provide miscellaneous steel supports as required for millwork cantilevered architectural elements, slob openings, and wall penetrations.

5.                   Level slab and Rash patch as required throughout.

6.                   All doors to be 8’ unless otherwise noted. All doors with welded hollow metal frames unless otherwise noted.

7.                   All hardware to be Satin Chrome unless otherwise noted.

8.                   Typical partition with 3 5/8” metal studs @ 16” on center with sound baits in wall and 2’ to each side of partition above ceiling (when walls are not full height).

9.                   Typical paint spec to be Benjamin Moore Eco Spec (low VOC) paint unless otherwise noted.

10.            Provide convenience outlets throughout all tenant spaces per code requirements.

11.            Provide acoustically rated transfer ducts for plenum return where needed.

12.            Allow (1) light fixture per 60sf

EXISTING PARTITION
NEW PARTITION

SUMMARY

		SUB TOTAL	ALT. SUB TOTAL
PRIVATE OFFICE A	16'-0" x 18'-6"	01	01
PRIVATE OFFICE B	16'-0" x 14'-6"	00	00
PRIVATE OFFICE C	VARIES	23	23
WORKSTATIONS	8'-0" x 8'-0"	02	02
WORKSTATIONS	6'-0" x 8'-0"	33	23
WORKSTATIONS	6'-0" x 6'-0"	01	15
		60 TOTAL	64 TOTAL

CONFERENCE SEATS: 42

SCOTT'S OFFICE-
LOUNGE SEATING OPTION

ALTERNATE 6X6 WORKSTATION LAYOUT

NEW SUITE
EXISTING SUITE
8X8 WORKSTATIONS
PRINT
6X8 WORKSTATIONS
CONFERENCE
DOC. RM
MAIL
IT/SERVER
6X6 WORKSTATION
COPY
RECEPTION
COPY/LUNCH
COPY/SHREDDER

Eagle Pharmaceuticals | Proposed Plan for Current Space: Option 1
02.04.2014 jenkinsgrey

EXHIBIT C

Floor Plan of 2,232 gross rentable square foot Additional Space

1